UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09901
                                                    -----------

                          Hillview Investment Trust II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             700 The Times Building
                               Ardmore, PA 19003
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          The Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 484-708-4720
                                                           --------------

                     Date of fiscal year end: June 30, 2004
                                             ---------------

                     Date of reporting period: June 30, 2004
                                              ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.



                          HILLVIEW INVESTMENT TRUST II



                                   ALPHA FUND


                            INTERNATIONAL ALPHA FUND


                        HILLVIEW/REMS LEVERAGED REIT FUND


                                  ANNUAL REPORT

                                  June 30, 2004

                          Hillview Investment Trust II

We are pleased to present the June 30, 2004 Annual Report for the Hillview Investment Trust II.

The Hillview Investment Trust II (the "Trust"), a diversified open-end investment management company, was organized by Hillview Capital Advisors, LLC ("Hillview Advisors") to provide the actively managed component of its clients' equity portfolios. The Trust currently consists of three separate funds.

Hillview Alpha Fund ("Alpha Fund") seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of domestic small-and mid-capitalization companies.

Hillview International Alpha Fund ("International Alpha Fund") seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of companies in countries outside of the United States that are represented in the MSCI Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside of North America. The International Alpha Fund also invests in stocks in other countries, including emerging markets, as represented by the MSCI Emerging Markets Index.

Hillview/REMS Leveraged REIT Fund ("REIT Fund") seeks long-term growth of capital and current income by investing at least 80% of its net assets, including the amount of any borrowings, in common stocks and other equity securities issued by "real estate investment trusts" ("REITs") and "real estate operating companies" ("REOCs" and, together with REITs "real estate companies"). A REIT is a separately managed trust that makes investments in various real estate businesses. The REIT Fund does not invest in real estate directly. The REIT securities in which the fund invests normally are diversified as to geographic region and property type. The Fund may hold as few as twenty long positions, and the adviser may hedge the portfolio by taking short positions in REITs or REIT indices.

Hillview Advisors, which serves as the investment manager for the Trust, selects multiple sub-advisers to manage specified portions of the Alpha and International Alpha Funds and has full discretion to allocate and rebalance the Funds' assets among the sub-advisers. The Alpha Fund currently utilizes five sub-advisers while the International Alpha Fund utilizes three. Hillview Advisors seeks sub-advisers with superior investment records, experienced investment personnel and specific investment processes and styles. More specifically, Hillview Advisors seeks to identify investment managers with definable, sustainable advantages over their peers that, when applied in less efficient market sectors, may result is superior returns. Furthermore, Hillview Advisors focuses on sub-advisers which utilize a `concentrated equity' approach, whereby their managed portfolios consist of relatively few securities representing their `best ideas' without regard for the makeup of their portfolio as compared to a relevant benchmark. By selecting sub-advisers with complementary investment styles and carefully constructing the Funds' portfolios, Hillview Advisors seeks to produce excess returns relative to a market benchmark over time while providing a prudent level of diversification and overall risk control. The Real Estate Management Services (REMS) Group serves as investment adviser to the REIT Fund.

THE HILLVIEW ALPHA FUND
-----------------------

The fiscal year ended June 30, 2004 completed a very satisfying twelve month period for the Hillview Alpha Fund. For the second half of the fiscal year, the Fund posted a 4.6% return, slightly behind its benchmark, the Wilshire 4500, which rose 6.0% over the same period. For the full fiscal year, the Fund provided a return of 30.3%, ahead of its benchmark return of 29.7%, and well ahead of the broad S&P 500 index, which rose 19.1% over the same period. Since the Fund's inception on September 1 of 2000, its return has been -0.06% on an annualized basis. While our longer term objective is to provide meaningful positive returns, this result compares favorably to the Wilshire 4500's return of -3.2% over the same time frame, as well as the comparable return for the S&P 500 of -5.6%. We believe these results demonstrate the value of fundamental, bottom-up stock picking through a market cycle.

As we have indicated in previous communications, we terminated Shaker Investments as a sub-adviser to the Fund on February 13 of 2004, and added Century Capital Management to our roster of sub-advisers. While we were pleased with Shaker's recent results for the Fund, we felt that Century's approach, while utilizing a Growth orientation, has a much greater emphasis on valuation than Shaker. We believe this is

                          Hillview Investment Trust II


likely to better serve the Fund's shareholders going forward. We continue to monitor and evaluate each of the Fund's sub-advisers closely, and to comb the landscape for other potential sub-advisers who meet our criteria.

THE HILLVIEW INTERNATIONAL ALPHA FUND
-------------------------------------

Similar to the Alpha Fund, the Hillview International Fund posted strong absolute and relative returns for the fiscal year ended June 30, 2004. For the second half of the fiscal year, it returned 3.1%, bringing its full fiscal year returns to 36.0%. These figures compare to 4.3% and 32.9% for the Fund's benchmark, the MSCI EAFE + EM index. The Fund's annualized return since its inception on September 7, 2000 through the end of the most recent fiscal year is -1.2%, versus -2.2% for the benchmark index over the same time period. As with the Alpha Fund, we believe that these results reflect the outstanding stock-picking abilities of the Fund's team of sub-advisers, which manifests itself over longer time frames.

In the fiscal year's second half, no changes were made to the Fund's subadvisors; we continue to monitor their progress closely, and to perform further due diligence on potential candidates for the Fund.

THE HILLVIEW/REMS LEVERAGED REIT FUND
-------------------------------------

The Hillview/REMS Leveraged REIT enjoyed positive returns in the second half of the fiscal year (+4.7%) and for the full fiscal year (+18.1%). However, both of these figures lagged the Fund's benchmark, the NAREIT Equity Index whose comparable returns were 5.5% and 27.1% respectively. Similarly, the Fund has lagged the benchmark since its inception on December 16, 2002, with a 17.4% annualized return versus 28.2% for the benchmark. We discussed in detail the reasons for the Fund's underperformance in the most recent semi-annual report; we believe that the factors discussed there, remain relevant today. Simply put, the time frame since the inception of the Fund has represented a period where REIT returns have been characterized more by increases in valuation than by improvement in fundamentals or cash flows. Much of the valuation increase seen appears to be result of leveraged investing in the REIT market to capture a yield spread by hedge funds and other investors with a relatively short time horizon. The negative impact of those investors were seen during April, with the prospect of rising rates triggered a sell-off in the REIT market, when the NAREIT index dropped 14.6%. As a result of the Fund's defensive posture going into the month, it declined by 9.1%. This performance was consistent with our expectations, as articulated in the most recent semi-annual report.

While the REIT market has since stabilized and recouped much of the losses experienced in April, we believe that the risks associated with premium valuations remain. We believe that the Fund's posture, with a focus on maintaining an attractive yield and protecting capital, should serve the Fund's shareholders well going forward.



Sincerely,


David Spungen
President

                              Hillview Alpha Fund

     Comparison of change in value of $100,000 investment in Hillview Alpha
          Fund (1)(2) vs. the S&P 500(3), and the Wilshire 4500 Index.


[GRAPHIC OMITTED]




                                  TOTAL RETURNS (4)
                                       Value on            One Year Ended          Average Annual
                                     June 30, 2004          June 30, 2004         Since Inception(5)
                                     -------------          -------------         ------------------
Hillview Alpha Fund                    $ 99,775                30.28%                  (0.06)%

S&P 500 Index                          $ 80,371                19.10%                  (5.55)%

Wilshire 4500 Index                    $ 88,288                29.70%                  (3.20)%



(1) The chart assumes a hypothetical $100,000 initial investment in the Fund on September 1, 2000. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for direct investment.
(2) Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3)  Index is presented for general comparative purposes.
(4) The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(5) For the period September 1, 2000 (Commencement of Operations) through June 30, 2004.

                     Hillview International Alpha Fund

        Comparison of change in value of $100,000 investment in Hillview International Alpha Fund(1)(2) vs. MSCI EAFE + Emerging Markets Index.


[Graphic Omitted]




                                                       TOTAL RETURNS (3)

                                               Value on               One Year Ended            Average Annual
                                            June 30, 2004             June 30, 2004            Since Inception(4)
                                            -------------             -------------            ------------------
Hillview International Alpha Fund             $ 95,345                    36.01%                    (1.24)%

MSCI EAFE + Emerging Markets Index            $ 91,760                    32.88%                    (2.22)%



(1) The chart assumes a hypothetical $100,000 initial investment in the Fund on September 7, 2000. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for direct investment.
(2) Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4) For the period September 7, 2000 (Commencement of Operations) through June 30, 2004.

                        Hillview/REMS Leveraged REIT Fund

      Comparison of change in value of $10,000 investment in Hillview/REMS
            Leveraged REIT Fund (1)(2) vs. the NAREIT Equity Index.

[Graphic Omitted]



                                                      TOTAL RETURNS (3)
                                         Value on          One Year Ended          Average Annual
                                       June 30, 2004       June 30, 2004          Since Inception(4)
                                       -------------       -------------          ------------------
Hillview/REMS Leveraged REIT Fund        $ 12,797              18.07%                   17.41%

NAREIT Equity Index                      $ 14,649              27.06%                   28.20%


                        Hillview/REMS Leveraged REIT Fund
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund on December 16, 2002. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for direct investment.
(2) REMS Group waived a portion of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any. Total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) The total returns shown and the values appearing in the chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4) For the period December 16, 2002 (Commencement of Operations) through June 30, 2004.




                          HILLVIEW INVESTMENT TRUST II
                                   ALPHA FUND
                            Portfolio of Investments
                                At June 30, 2004


                                                                      SHARES                   VALUE
                                                                  ---------------         ----------------
COMMON STOCKS-95.6%
AEROSPACE/DEFENSE-1.8%
        Boeing Co. (The)                                                  17,875       $          913,233
        GenCorp, Inc.                                                     56,100                  751,179
                                                                                      --------------------
                                                                                                1,664,412

APPLIANCES-0.4%
        Whirlpool Corp.                                                    6,000                  411,600
                                                                                      --------------------

AUTO PARTS & ACCESSORIES-1.0%
        Lear Corp.                                                        16,025                  945,314
                                                                                      --------------------

BUSINESS SERVICES-3.0%
        CDW Corp.                                                          5,210                  332,189
        Cross Country Healthcare, Inc.*                                   12,000                  217,800
        Jones Lang LaSalle, Inc.*                                         12,640                  342,544
        PAREXEL International Corp.*                                      10,500                  207,900
        Spherion Corp.*                                                   88,975                  902,206
        Sunrise Senior Living, Inc.*                                       3,800                  148,732
        TeleTech Holdings, Inc.*                                          62,400                  547,248
                                                                                      --------------------
                                                                                                2,698,619

CABLE TELEVISION-1.9%
        Liberty Media Corp., Class A*                                    165,600                1,488,744
        Liberty Media International, Inc., Class A*                        7,825                  290,308
                                                                                      --------------------
                                                                                                1,779,052

CHEMICALS-4.2%
        Ashland, Inc.                                                     31,450                1,660,874
        Crompton Corp.                                                    91,400                  575,820
        FMC Corp.*                                                        20,925                  902,076
        PolyOne Corp.*                                                    94,000                  699,360
                                                                                      --------------------
                                                                                                3,838,130
                                                                                                               -

COMPUTER SOFTWARE & SERVICES-6.5%
        ANSYS, Inc.*                                                       6,550                  307,850
        Ascential Software Corp.*                                         16,440                  262,875
        Ceridian Corp.*                                                   66,700                1,500,750
        Citrix Systems, Inc.*                                             18,380                  374,217
        Computer Associates International, Inc.                           32,846                  921,658
        Hewlett-Packard Co.                                               39,950                  842,945
        Hyperion Solutions Corp.*                                         13,300                  581,476
        Komag, Inc.*                                                      18,600                  259,842
        Mercury Computer Systems, Inc.*                                   10,400                  257,920
        Retek, Inc.*                                                      35,140                  215,759
        SRA International, Inc., Class A*                                  8,000                  338,560
                                                                                      --------------------
                                                                                                5,863,852

CONSULTING SERVICES-0.4%
        Forrester Research, Inc.*                                         18,290                  341,108
                                                                                      --------------------


CONTAINERS/PACKAGING-0.3%
        Pactiv Corp.*                                                     11,900                  296,786
                                                                                      --------------------



    The accompanying notes are an integral part of the financial statements.



                          HILLVIEW INVESTMENT TRUST II
                                   ALPHA FUND
                      Portfolio of Investments (Continued)
                                At June 30, 2004


                                                                      SHARES                   VALUE
                                                                  ---------------         ----------------
DATA SERVICES-1.6%
        Reynolds & Reynolds Co. (The),  Class A                           42,500       $          983,025
        Viad Corp.                                                        17,025                  459,845
                                                                                      --------------------
                                                                                                1,442,870

EDUCATIONAL SERVICES-0.4%
        Bright Horizons Family Solutions, Inc.*                            6,540                  350,609
                                                                                      --------------------

ELECTRICAL EQUIPMENT-1.8%
        MagneTek, Inc.*                                                  123,900                1,033,326
        Quanta Services, Inc.*                                           100,400                  624,488
                                                                                      --------------------
                                                                                                1,657,814

ELECTRONIC COMPONENTS-SEMICONDUCTOR-3.3%
        Analog Devices, Inc.                                              13,800                  649,704
        Artisan Components, Inc.*                                         13,600                  350,880
        Diodes, Inc.*                                                     11,590                  274,567
        Merix Corp.*                                                      11,500                  130,410
        Rogers Corp.*                                                      4,460                  311,754
        Sypris Solutions, Inc.                                            42,900                  823,251
        Varian Semiconductor Equipment Associates, Inc.*                  11,260                  434,186
                                                                                      --------------------
                                                                                                2,974,752

ENGINEERING/CONSTRUCTION-0.3%
        Jacobs Engineering Group, Inc.*                                    7,690                  302,832
                                                                                      --------------------

ENVIRONMENTAL SERVICES-0.3%
        Bennett Environmental, Inc *                                      23,000                  288,420
                                                                                      --------------------


FINANCE & FINANCIAL SERVICES-8.6%
        Alliance Data Systems Corp.*                                       9,900                  418,275
        Banknorth Group, Inc.                                              9,860                  320,252
        CIT Group, Inc.                                                   22,875                  875,883
        Fannie Mae                                                        21,900                1,562,784
        First Niagara Financial Group, Inc.                               19,950                  239,400
        Freddie Mac                                                       17,775                1,125,157
        Legg Mason, Inc.                                                   6,900                  627,969
        Rewards Network, Inc.*                                            43,500                  391,500
        SouthTrust Corp.                                                  12,270                  476,198
        Washington Mutual, Inc.                                           45,550                1,760,052
                                                                                      --------------------
                                                                                                7,797,470

FOOD & BEVERAGES-3.8%
        Chiquita Brands International, Inc.*                              38,900                  813,788
        Diageo plc ADR                                                    30,000                1,642,500
        Sara Lee Corp.                                                    43,300                  995,467
                                                                                      --------------------
                                                                                                3,451,755

HEALTH CARE COST CONTAINMENT-0.7%
        America Service Group, Inc.*                                       6,240                  216,840
        Caremark Rx,  Inc.*                                               12,160                  400,550
                                                                                      --------------------
                                                                                                  617,390

INDUSTRIAL SPECIALTIES-1.6%
        NCI Building Systems, Inc.*                                       32,475                1,057,061
        RPM International,  Inc.                                          25,590                  388,968
                                                                                      --------------------
                                                                                                1,446,029




    The accompanying notes are an integral part of the financial statements.




                          HILLVIEW INVESTMENT TRUST II
                                   ALPHA FUND
                      Portfolio of Investments (Continued)
                                At June 30, 2004


                                                                      SHARES                   VALUE
                                                                  ---------------         ----------------
INSURANCE-7.3%
        Allmerica Financial Corp.*                                        28,200       $          953,160
        Aon Corp.                                                         35,875                1,021,361
        Assurant,  Inc.                                                   15,790                  416,540
        CIGNA Corp.                                                       10,150                  698,421
        IPC Holdings Ltd.                                                 21,575                  796,764
        Loews Corp.                                                       14,925                  894,903
        Platinum Underwriters Holdings Ltd.                                8,920                  271,435
        Scottish Re Group Ltd.                                            11,770                  273,652
        StanCorp Financial Group, Inc.                                     4,580                  306,860
        Torchmark Corp.                                                   18,025                  969,745
                                                                                      --------------------
                                                                                                6,602,841

INTERNET SOFTWARE & CONTENT-1.7%
        Check Point Software Technologies Ltd.*                           17,310                  467,197
        iPass, Inc.*                                                      44,800                  474,432
        SafeNet, Inc.*                                                     9,500                  262,960
        United Online, Inc.*                                              17,830                  313,986
                                                                                      --------------------
                                                                                                1,518,575

MANUFACTURING-2.3%
        Donaldson Co., Inc.                                                9,690                  283,917
        Gildan Activewear, Inc., Class A*                                 12,710                  364,777
        GrafTech International Ltd.*                                      22,900                  239,534
        Material Sciences Corp.*                                          58,250                  620,382
        Tyco International Ltd.                                           17,300                  573,322
                                                                                      --------------------
                                                                                                2,081,932

MEDICAL MANAGEMENT SERVICES-2.2%
        American Healthways, Inc.*                                        15,330                  408,084
        American Medical Security Group, Inc.*                             7,620                  207,645
        AmSurg Corp.*                                                      6,100                  153,293
        Health Management Associates, Inc.                                13,550                  303,791
        Health Net Inc.*                                                  19,375                  513,437
        Matria Healthcare, Inc.*                                          15,900                  398,613
        WellCare Health Plans, Inc.*                                         100                    1,700
                                                                                      --------------------
                                                                                                1,986,563

MEDICAL TECHNOLOGIES-10.8%
        Abbott Laboratories                                               30,000                1,222,800
        AmerisourceBergen Corp.                                           21,300                1,273,314
        ARIAD Pharmaceuticals, Inc.*                                      97,925                  733,458
        Bradley Pharmaceuticals, Inc.*                                    10,330                  288,207
        Durect Corp.*                                                    121,800                  425,082
        Eclipsys Corp.*                                                   15,400                  235,004
        EPIX Medical, Inc.*                                               35,000                  738,500
        Hanger Orthopedic Group, Inc.*                                    42,400                  496,928
        Impax Laboratories, Inc.*                                         56,200                1,089,156
        Laboratory Corp. of America Holdings*                             35,900                1,425,230
        MedImmune, Inc.*                                                  37,600                  879,840
        PRAECIS Pharmaceuticals, Inc.*                                   114,200                  433,960
        ResMed, Inc.*                                                      5,980                  304,740
        VistaCare, Inc., Class A*                                         14,370                  266,563
                                                                                      --------------------
                                                                                                9,812,782

OFFICE/BUSINESS EQUIPMENT-3.0%
        Global Imaging Systems, Inc.*                                      9,900                  362,934
        Xerox Corp.*                                                     158,700                2,301,150
                                                                                      --------------------
                                                                                                2,664,084



    The accompanying notes are an integral part of the financial statements.





                          HILLVIEW INVESTMENT TRUST II
                                   ALPHA FUND
                      Portfolio of Investments (Continued)
                                At June 30, 2004


                                                                      SHARES                   VALUE
                                                                  ---------------         ----------------
OIL & GAS EXPLORATION-4.5%
        Denbury Resources, Inc.*                                          25,800       $          540,510
        FMC Technologies, Inc.*                                           26,250                  756,000
        Houston Exploration Co. (The)*                                     5,290                  274,233
        Magnum Hunter Resources, Inc.*                                    79,800                  828,324
        Newpark Resources, Inc.*                                         128,125                  794,375
        Williams Companies, Inc. (The)                                    44,700                  531,930
        XTO Energy, Inc.                                                  13,000                  387,270
                                                                                      --------------------
                                                                                                4,112,642

PUBLISHING & BROADCASTING-5.1%
        4Kids Entertainment, Inc.*                                        27,300                  653,016
        Beasley Broadcast Group, Inc., Class A*                            5,000                   74,800
        Bowne & Co., Inc.                                                 66,825                1,059,176
        Emmis Communications Corp., Class A*                              31,100                  652,478
        R. R. Donnelley & Sons Co.                                        20,000                  660,400
        Time Warner, Inc.*                                                86,000                1,511,880
                                                                                      --------------------
                                                                                                4,611,750

REAL ESTATE INVESTMENT TRUST-0.2%
        Redwood Trust, Inc.                                                2,490                  138,643
                                                                                      --------------------

RETAIL-7.4%
        CarMax, Inc.*                                                     20,300                  443,961
        Dollar Tree Stores, Inc.*                                         51,710                1,418,405
        Family Dollar Stores, Inc.                                        10,620                  323,060
        Hasbro, Inc.                                                      19,200                  364,800
        Home Depot, Inc. (The)                                            41,400                1,457,280
        Sotheby's Holdings, Inc., Class A*                                35,900                  572,964
        Staples, Inc.                                                      9,210                  269,945
        TJX Companies, Inc. (The)                                          9,900                  238,986
        Toys "R" Us, Inc.*                                                81,700                1,301,481
        Tractor Supply Co.*                                                7,150                  299,013
                                                                                      --------------------
                                                                                                6,689,895

STEEL PIPE & TUBE-2.3%
        Precision Castparts Corp.                                         18,675                1,021,335
        Shaw Group, Inc. (The)*                                           53,400                  540,942
        Western Silver Corp.*                                             74,900                  505,575
                                                                                      --------------------
                                                                                                2,067,852

TELECOMMUNICATIONS-1.1%
        Sonus Networks, Inc.*                                             96,000                  458,880
        Sycamore Networks, Inc.*                                         130,000                  549,900
                                                                                      --------------------
                                                                                                1,008,780

THERAPEUTICS-1.0%
        U. S. Physical Therapy, Inc.*                                     64,400                  882,924
                                                                                      --------------------

TRANSPORTATION-1.1%
        CNF, Inc.                                                         23,925                  994,323
                                                                                      --------------------


TRAVEL, LEISURE & RECREATION-1.9%
        ebookers Plc ADR*                                                 68,500                  678,150
        GTECH Holdings Corp.                                              10,000                  463,100
        Speedway Motorsports, Inc.                                         8,170                  273,204
        Sunterra Corp.*                                                   27,000                  340,200
                                                                                      --------------------
                                                                                                1,754,654




    The accompanying notes are an integral part of the financial statements.





                          HILLVIEW INVESTMENT TRUST II
                                   ALPHA FUND
                      Portfolio of Investments (Concluded)
                                At June 30, 2004


                                                                      SHARES                   VALUE
                                                                  ---------------         ----------------
WASTE MANAGEMENT-0.3%
        Stericycle, Inc.*                                                  5,470       $          283,017
                                                                                      --------------------


WIRE & CABLE PRODUCTS-1.5%
        General Cable Corp.*                                             155,675                1,331,021
                                                                                      --------------------




TOTAL COMMON STOCKS
    (Cost-$70,605,138)                                                                         86,711,092
                                                                                      --------------------

WARRANTS-0.0%
FINANCE & FINANCIAL SERVICES
        Imperial Credit Industry, expiring 01/31/08*(A)                    4,760                        -
                                                                                      --------------------
        (Cost-$0)



SHORT-TERM INVESTMENTS-3.2%
Wilmington Trust Prime Money Market Fund
    0.612%                                                             2,860,692                2,860,692
                                                                                      --------------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost-$2,860,692)                                                                           2,860,692
                                                                                      --------------------

TOTAL INVESTMENTS-98.8%
    (Cost-$73,465,830)                                                                         89,571,784
                                                                                      --------------------

ASSETS IN EXCESS OF OTHER LIABILITIES-1.2%                                                      1,104,473
                                                                                      --------------------

NET ASSETS-100.0%                                                                      $       90,676,257
                                                                                      ====================


--------
ADR-American Depository Receipt
* Non-income producing securities
(A) Fair valued by management



    The accompanying notes are an integral part of the financial statements.



                          HILLVIEW INVESTMENT TRUST II
                            INTERNATIONAL ALPHA FUND
                            Portfolio of Investments
                                At June 30, 2004


                                                                             SHARES                     VALUE
                                                                         ---------------            ---------------
COMMON STOCKS-98.9%
AUSTRALIA-4.3%
        Ansell Ltd.                                                              48,700          $         262,576
        Baycorp Advantage Ltd.                                                  202,000                    410,884
        John Fairfax Holdings Ltd.                                              161,700                    420,149
        News Corp. Ltd. (The) ADR                                                 8,600                    304,612
        Toll Holdings Ltd.                                                       44,190                    329,992
                                                                                               --------------------
                                                                                                         1,728,213
BELGIUM-0.8%
        Omega Pharma SA                                                           6,600                    334,445
                                                                                               --------------------

BERMUDA-1.0%
        Marvell Technology Group Ltd.*                                           15,000                    400,500
                                                                                               --------------------

BRAZIL-0.9%
        Petroleo Brasileiro SA ADR                                               13,400                    376,138
                                                                                               --------------------

CAYMAN ISLANDS-0.7%
        SINA Corp.*                                                               8,900                    293,611
                                                                                               --------------------
CHINA-1.1%
        China Telecom Corp. Ltd. ADR                                             12,500                    441,125
                                                                                               --------------------

DENMARK-0.8%
        Novozymes A/S, Class B                                                    7,300                    329,197
                                                                                               --------------------

FINLAND-0.8%
        Metso Corp.                                                              25,900                    327,716
                                                                                               --------------------

FRANCE-6.9%
        Aventis SA                                                                4,900                    369,916
        BNP Paribas SA                                                            5,100                    313,658
        Essilor International SA                                                  5,360                    349,864
        Galeries Lafayette SA                                                     1,120                    220,476
        LVMH Moet Hennessy Louis Vuitton SA ADR                                  20,500                    296,553
        Michelin, Compagnie Generale des Etablissements, Class B                  4,400                    243,305
        Neopost SA                                                               10,000                    591,048
        Vivendi Universal SA                                                     14,300                    396,676
                                                                                               --------------------
                                                                                                         2,781,496
GERMANY-6.5%
        Fielmann AG                                                               4,000                    254,961
        Henkel KGAA                                                               4,950                    385,735
        MPC Muenchmeyer Petersen Capital AG                                       5,395                    335,083
        Puma AG                                                                   3,530                    897,049
        SAP AG ADR                                                               11,300                    472,453
        Siemens AG ADR                                                            3,900                    282,828
                                                                                               --------------------
                                                                                                         2,628,109
HONG KONG-1.3%
        Cathay Pacific Airways Ltd. ADR                                          58,100                    547,494
                                                                                               --------------------
INDIA-0.7%
        ICICI Bank Ltd. ADR                                                      23,100                    279,510
                                                                                               --------------------


    The accompanying notes are an integral part of the financial statements.




                          HILLVIEW INVESTMENT TRUST II
                            INTERNATIONAL ALPHA FUND
                      Portfolio of Investments (Continued)
                                At June 30, 2004


                                                                             SHARES                     VALUE
                                                                         ---------------            ---------------
IRELAND-2.0%
        Anglo Irish Bank Corp. PLC                                                7,240          $         113,630
        Bank of Ireland                                                          52,500                    701,337
                                                                                               --------------------
                                                                                                           814,967
ITALY-3.6%
        Banco Popolare di Verona                                                 15,800                    271,429
        Bulgari SPA                                                              31,200                    315,443
        Interpump Group SPA                                                     121,600                    661,312
        SanPaolo IMI SPA                                                         15,700                    189,104
                                                                                               --------------------
                                                                                                         1,437,288
JAPAN-21.2%
        Access Co. Ltd. W/I*                                                         12                    296,934
        Access Co. Ltd.*                                                              3                     78,633
        Casio Computer Co. Ltd.                                                  20,000                    302,800
        Daiichikosho Co. Ltd.                                                     5,600                    171,415
        Hitachi Ltd. ADR                                                          6,000                    417,540
        Index Corp.                                                                  51                    289,319
        ITO-Yokado Co. Ltd. ADR                                                   8,300                    355,231
        Kubota Corp. ADR                                                         21,300                    570,840
        Kuraya Sanseido Inc.                                                     19,000                    286,963
        Kuroda Electric Co. Ltd.                                                  4,400                    189,525
        MEITEC Corp.                                                              8,600                    340,485
        Mitsubishi Estate Co. Ltd. ADR                                            3,500                    434,313
        Mitsubishi Tokyo Financial Group, Inc. ADR                               91,200                    854,544
        NISSAN MOTOR CO., Ltd. ADR                                               13,400                    299,758
        Nomura Holdings, Inc. ADR                                                22,200                    331,890
        Orix Corp. ADR                                                            7,600                    435,632
        Otsuka Corp.                                                              5,000                    269,899
        Park24 Co. Ltd.                                                           9,000                    342,299
        Pioneer Corp. ADR                                                        20,700                    539,649
        Rakuten, Inc.                                                                32                    244,293
        Ryohin Keikaku Co. Ltd.                                                   8,300                    428,255
        Sammy Corp.                                                               7,100                    339,009
        Takeda Pharmaceutical Co. Ltd.                                           11,800                    518,004
        USS Co. Ltd.                                                              2,600                    223,746
                                                                                               --------------------
                                                                                                         8,560,976
MEXICO-2.9%
        Fomento Economico Mexicano SA ADR                                         4,200                    192,528
        Grupo Aeroportuario del Sureste SA ADR                                   33,300                    616,050
        Grupo Televisa SA ADR                                                     7,700                    348,579
                                                                                               --------------------
                                                                                                         1,157,157
NETHERLANDS-1.9%
        Euronext NV                                                              21,000                    585,086
        Hunter Douglas NV                                                         3,455                    168,141
                                                                                               --------------------
                                                                                                           753,227
NORWAY-1.6%
        Tandberg ASA                                                             30,700                    324,428
        Tandberg Television ASA*                                                 45,950                    331,458
                                                                                               --------------------
                                                                                                           655,886
SINGAPORE-0.6%
        DBS Group Holdings Limited ADR                                            7,700                    257,493
                                                                                               --------------------



    The accompanying notes are an integral part of the financial statements.





                          HILLVIEW INVESTMENT TRUST II
                            INTERNATIONAL ALPHA FUND
                      Portfolio of Investments (Continued)
                                At June 30, 2004


                                                                             SHARES                     VALUE
                                                                         ---------------            ---------------
SOUTH KOREA-4.3%
        Hyundai Motor Co.                                                         9,100          $         350,061
        Kookmin Bank ADR                                                          7,432                    233,216
        Lotte Chilsung Beverage Co. Ltd.                                            640                    371,095
        Samsung Electronics Co. Ltd. GDR                                          1,500                    309,606
        SK Telecom Co. Ltd.                                                       2,860                    470,273
                                                                                               --------------------
                                                                                                         1,734,251
SPAIN-3.0%
        Banco Santander Central Hispano SA ADR                                   31,900                    334,950
        Gamesa Corporacion Tecnologica SA                                        36,090                    531,736
        Promotora De Informaciones SA                                             6,900                    120,550
        Sociedad General De Aguas De Bacelona SA, Class A                        12,000                    204,397
                                                                                               --------------------
                                                                                                         1,191,633
SWEDEN-0.5%
        Getinge AB Class B                                                       17,600                    207,940
                                                                                               --------------------

SWITZERLAND-10.4%
        A. Hiestand Holding AG                                                      400                    228,361
        Actelion Ltd.                                                             1,500                    172,469
        Geberit AG                                                                  330                    220,017
        Givaudan SA                                                               1,025                    593,361
        Gurit-Heberlein AG                                                          770                    687,983
        Lindt & Spruengli AG                                                         16                    188,758
        Nestle SA                                                                 2,200                    586,713
        Nobel Biocare Holding AG                                                  1,800                    281,699
        Phonak Holding AG                                                        17,030                    529,638
        Straumann AG                                                              3,520                    706,867
                                                                                               --------------------
                                                                                                         4,195,866

TAIWAN-1.6%
        Taiwan Semiconductor Manufacturing Co. Ltd. ADR                          38,812                    322,528
        United Microelectronics Corp. ADR*                                       76,886                    331,379
                                                                                               --------------------
                                                                                                           653,907
UNITED KINGDOM-18.9%
        Aegis Group PLC                                                         183,500                    298,667
        Arm Holdings PLC ADR                                                     77,200                    513,380
        British Sky Broadcasting Group PLC ADR                                   11,800                    537,018
        Cadbury Schweppes PLC                                                    70,800                    610,843
        Carpetright PLC                                                          18,600                    354,176
        D.F.S. Furniture Co. PLC                                                 65,000                    509,820
        Diageo PLC                                                               45,500                    613,493
        EMI Group PLC ADR                                                        92,900                    821,310
        Enodis PLC*                                                             238,600                    441,355
        GlaxoSmithKline PLC                                                      31,300                    633,470
        Kingfisher PLC                                                           75,362                    391,215
        Michael Page International PLC                                           83,000                    269,432
        Royal Doulton PLC*                                                    3,196,000                    412,961
        Smith & Nephew PLC ADR                                                    8,600                    475,322
        Vodafone Group PLC ADR                                                   14,800                    327,080
        WPP Group PLC ADR                                                         8,700                    445,701
                                                                                               --------------------
                                                                                                         7,655,243



    The accompanying notes are an integral part of the financial statements.






                          HILLVIEW INVESTMENT TRUST II
                            INTERNATIONAL ALPHA FUND
                      Portfolio of Investments (Concluded)
                                At June 30, 2004


                                                                             SHARES                     VALUE
                                                                         ---------------            ---------------
UNITED STATES-0.6%
        ResMed, Inc.*                                                             4,200          $         214,032
                                                                                               --------------------

TOTAL COMMON STOCKS                                                                                     39,957,420
                                                                                               --------------------
    (Cost-$33,657,373)

                          SHORT-TERM INVESTMENTS-1.8%
Wilmington Trust Prime Money Market Fund
    0.612%                                                                      744,534                    744,534
                                                                                               --------------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost-$744,534)                                                                                        744,534
                                                                                               --------------------

TOTAL INVESTMENTS-100.7%
    (Cost-$34,401,907)                                                                                  40,701,954
                                                                                               --------------------

LIABILITIES IN EXCESS OF OTHER ASSETS-(0.7%)                                                              (295,331)
                                                                                               --------------------

NET ASSETS-100.0%                                                                                $      40,406,623
                                                                                               ====================


--------
ADR-American Depository Receipt
GDR-Global Depository Receipt
W/I-When Issued security
*-Non-income producing securities




    The accompanying notes are an integral part of the financial statements.



                          HILLVIEW INVESTMENT TRUST II
                        HILLVIEW/REMS LEVERAGED REIT FUND
                            Portfolio of Investments
                                At June 30, 2004


                                                                     SHARES                     VALUE
                                                                ------------------         -----------------
LONG POSITIONS-112.9%
COMMON STOCKS-87.2%

APARTMENTS-9.1%
       Archstone-Smith Trust**                                             22,900       $           671,657
       Post Properties, Inc.                                               25,800                   752,070
       Summit Properties, Inc.                                             31,200                   799,968
                                                                                       ---------------------
                                                                                                  2,223,695

DIVERSIFIED-24.0%
       Florida East Coast Industries, Inc., Class B                        14,000                   541,100
       iStar Financial, Inc.                                               19,323                   772,920
       Lexington Corporate Properties Trust                                44,000                   876,040
       Rayonier, Inc.                                                      25,500                 1,133,475
       Sizeler Property Investors, Inc.                                    82,095                   756,095
       Tarragon Realty Investors, Inc.1                                    48,336                   712,956
       Trammell Crow Co.*1                                                 77,800                 1,096,980
                                                                                       ---------------------
                                                                                                  5,889,566

HEALTH CARE-3.6%
       Senior Housing Properties Trust                                     52,800                   886,512
                                                                                       ---------------------


HOTELS/RESORTS-11.8%
       Boca Resorts, Inc., Class A*/**1                                    49,700                   985,054
       Host Marriott Corp.*                                                63,300                   782,388
       La Quinta Corp.*/**1                                               135,500                 1,138,200
                                                                                       ---------------------
                                                                                                  2,905,642

MANUFACTURED HOMES-3.8%
       Sun Communities, Inc.                                               24,400                   918,660
                                                                                       ---------------------



OFFICE PROPERTY-13.4%
       Arden Realty, Inc.**                                                27,500                   808,775
       Cousins Properties, Inc.                                            25,500                   840,225
       Crescent Real Estate Equities Co.**                                 53,500                   862,420
       Koger Equity, Inc.                                                  33,900                   783,768
                                                                                       ---------------------
                                                                                                  3,295,188

REGIONAL MALLS-3.8%
       Taubman Centers, Inc.                                               40,200                   920,178
                                                                                       ---------------------


SHOPPING CENTERS-16.7%
       Acadia Realty Trust**                                               60,000                   824,400
       Developers Diversified Realty Corp.**                               22,200                   785,214
       Heritage Property Investment Trust                                  29,300                   792,858
       Tanger Factory Outlet Centers, Inc.                                 25,000                   977,500
       Urstadt Biddle Properties, Class A                                  49,100                   727,171
                                                                                       ---------------------
                                                                                                  4,107,143

STORAGE-1.0%
       Public Storage, Inc., Dep Shares A                                   9,575                   250,003
                                                                                       ---------------------

TOTAL COMMON STOCKS
    (Cost-$18,556,617)                                                                           21,396,587
                                                                                       ---------------------




    The accompanying notes are an integral part of the financial statements.







                          HILLVIEW INVESTMENT TRUST II
                        HILLVIEW/REMS LEVERAGED REIT FUND
                      Portfolio of Investments (Continued)
                                At June 30, 2004

                                                                     SHARES                     VALUE
                                                                ------------------         -----------------
PREFERRED STOCKS-25.7%

APARTMENTS-3.5%
       Apartment Investment & Management Co. 8.750% D**                    10,000       $           251,100
       BRE Properties 8.080% B**                                            5,300                   138,648
       Colonial Properties Trust 8.125% D                                   8,500                   217,855
       Mid-America Apartment Communities 8.300% H                           9,400                   236,410
                                                                                       ---------------------
                                                                                                    844,013

DIVERSIFIED-3.6%
       Capital Automotive REIT 7.500% A                                    13,800                   329,130
       iStar Financial, Inc. 8.000% D                                       9,000                   220,050
       iStar Financial, Inc. 7.650% G                                       4,700                   113,858
       Lexington Corporate Properties Trust 8.050% B                        9,100                   228,683
                                                                                       ---------------------
                                                                                                    891,721

HEALTH CARE-0.9%
       Health Care REIT, Inc. 7.875% D                                      9,100                   227,955
                                                                                       ---------------------


INDUSTRIAL PROPERTY-1.4%
       PS Business Parks, Inc. 8.750% F**                                  13,100                   344,530
                                                                                       ---------------------

MORTGAGE-1.5%
       Annaly Mortgage Management 7.875% A                                 15,800                   369,720
                                                                                       ---------------------

OFFICE PROPERTY-8.0%
       Alexandria Real Estate 8.375% C                                      9,800                   248,369
       Brandywine Realty Trust 7.500% C                                    13,200                   320,760
       CarrAmerica Realty Corp. 7.500% E                                    7,200                   182,088
       Cousins Properties, Inc. 7.750% A                                    9,400                   236,880
       Maguire Properties, Inc. 7.625% A                                   15,000                   362,250
       Reckson Associates Realty 7.625% A                                  14,400                   375,840
       SL Green Realty Corp. 7.625% C                                       9,700                   242,500
                                                                                       ---------------------
                                                                                                  1,968,687

REGIONAL MALLS-3.9%
       CBL & Associates Properties 7.750% C                                 9,200                   232,668
       Simon Property Group, Inc. 7.890% C                                  4,400                   231,000
       Taubman Centers, Inc. 8.300% A                                      20,000                   497,000
                                                                                       ---------------------
                                                                                                    960,668

SHOPPING CENTERS-2.9%
       Developer Diversified Realty 8.000% G                                8,600                   218,440
       Developer Diversified Realty 7.375% H                               12,300                   297,906
       Saul Centers, Inc. 8.000% A                                          7,800                   198,900
                                                                                       ---------------------
                                                                                                    715,246

TOTAL PREFERRED STOCKS
    (Cost-$6,315,435)                                                                             6,322,540
                                                                                       ---------------------

TOTAL LONG POSITIONS
    (Cost-$24,872,052)                                                                           27,719,127
                                                                                       ---------------------



    The accompanying notes are an integral part of the financial statements.





                          HILLVIEW INVESTMENT TRUST II
                        HILLVIEW/REMS LEVERAGED REIT FUND
                      Portfolio of Investments (Concluded)
                                At June 30, 2004

                                                                     SHARES                     VALUE
                                                                ------------------         -----------------
SECURITIES SOLD SHORT-(22.0%)
APARTMENTS-(2.9%)
       Apartment Investment & Management Co., Class A                     (12,100)      $          (376,673)
       Equity Residential                                                 (11,000)                 (327,030)
                                                                                       ---------------------
                                                                                                   (703,703)


EXCHANGE TRADED FUNDS-(12.1%)
       iShares Dow Jones U.S. Real Estate Index Fund                      (18,800)               (1,899,364)
       streetTRACKS Wilshire REIT Index Fund                               (7,000)               (1,084,230)
                                                                                       ---------------------
                                                                                                 (2,983,594)


INDUSTRIAL PROPERTY-(1.0%)
       First Industrial Realty Trust, Inc.                                 (6,500)                 (239,720)
                                                                                       ---------------------

MULTI-FAMILY HOUSING-(2.0%)
       Affordable Residential Communities                                  (7,300)                 (121,180)
       Beazer Homes USA, Inc.1                                             (3,800)                 (381,178)
                                                                                       ---------------------
                                                                                                   (502,358)


OFFICE PROPERTY-(2.5%)
       Highwoods Properties, Inc.                                         (14,300)                 (336,050)
       Parkway Properties, Inc.                                            (6,300)                 (280,035)
                                                                                       ---------------------
                                                                                                   (616,085)


SHOPPING CENTERS-(0.5%)
       New Plan Excel Realty Trust                                         (5,200)                 (121,472)
                                                                                       ---------------------


STORAGE-(1.0%)
       Public Storage, Inc.                                                (5,200)                 (239,252)
                                                                                       ---------------------

TOTAL SECURITIES SOLD SHORT
    (Proceeds-$5,366,813)                                                                        (5,406,184)
                                                                                       ---------------------

NET INVESTMENTS IN SECURITIES-90.9%
    (Cost-$19,505,239)                                                                           22,312,943
                                                                                       ---------------------

OTHER ASSETS IN EXCESS OF LIABILITIES-9.1%                                                        2,237,252
                                                                                       ---------------------

NET ASSETS-100.0%                                                                      $         24,550,195
                                                                                       =====================


-------
*  Non-income producing security.
** All or a portion of position is segregated
    as collateral for securities sold short.  The
    segregated market value of collateral is
    $3,571,352.
1  Non-REIT security.
   REIT-Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.




                                        HILLVIEW INVESTMENT TRUST II
                                    Statements of Assets and Liabilities
                                             At June 30, 2004

                                                                                   International    Hillview/REMS
                                                                     Alpha Fund     Alpha Fund   Leveraged REIT Fund
                                                                    ------------   ------------  -------------------
Assets
   Investments, at value (cost-$73,465,830, $34,401,907 and
                                    $24,872,052, respectively)      $ 89,571,784   $ 40,701,954    $ 27,719,127
   Cash                                                                        3              2            --
   Deposits with brokers for securities sold short                          --             --         5,563,066
   Receivable for fund shares sold                                          --             --           500,000
   Receivable from broker                                                  9,176          4,882          17,547
   Receivable for investments sold                                     1,571,751           --           122,181
   Dividends and interest receivable                                      26,812         76,240         132,164
   Reclaims receivable                                                      --           36,215            --
   Prepaid expenses and other assets                                      77,709          9,031           7,317
                                                                    ------------   ------------    ------------


     Total assets                                                     91,257,235     40,828,324      34,061,402
                                                                    ------------   ------------    ------------

Liabilities

   Securities sold short (proceeds $5,366,813)                              --             --         5,406,184
   Payable for investments purchased                                     437,132        332,132         537,733
   Due to custodian                                                        2,506          8,794       3,469,015
   Payable for investment advisory/management fees                        66,031         29,123          26,426
   Payable for audit fees                                                 39,835         17,145          11,083
   Payable for trustee fees                                                5,364          1,691           2,195
   Accrued expenses payable and other liabilities                         30,110         32,816          21,528
   Payable for dividends on securities sold short                           --             --            37,043
                                                                    ------------   ------------    ------------

     Total liabilities                                                   580,978        421,701       9,511,207
                                                                    ------------   ------------    ------------

Net Assets                                                          $ 90,676,257   $ 40,406,623    $ 24,550,195
                                                                    ============   ============    ============

Net Assets
   Capital stock (Class Y shares of beneficial interest issued
      and outstanding, unlimited shares authorized, no par value)   $      7,581   $      3,553    $      1,736
   Additional paid-in capital                                         70,459,648     42,282,333      20,117,908
   Accumulated net investment loss                                          --          (33,352)       (524,238)
   Accumulated net realized gain/(loss) from investments
      and foreign currency transactions, if any                        4,103,074     (8,147,673)      2,147,085
   Net unrealized appreciation on investments and foreign
      currency translation                                            16,105,954      6,301,762       2,847,075
   Net unrealized depreciation on investments sold short                    --             --           (39,371)
                                                                    ------------   ------------    ------------

   Net assets applicable to shares outstanding                      $ 90,676,257   $ 40,406,623    $ 24,550,195
                                                                    ============   ============    ============

Shares outstanding                                                     7,581,232      3,553,267       1,735,829
                                                                    ============   ============    ============

Net asset value, offering and redemption price per share            $      11.96   $      11.37    $      14.14
                                                                    ============   ============    ============
 (Net assets/shares outstanding = net asset value)






    The accompanying notes are an integral part of the financial statements.


                                        HILLVIEW INVESTMENT TRUST II
                                          Statements of Operations




                                                                                International     Hillview/REMS
                                                                Alpha Fund      Alpha Fund      Leveraged REIT Fund
                                                                ------------    ------------     ------------
                                                               For the            For the            For the
                                                          Fiscal Year Ended  Fiscal Year Ended  Fiscal Year Ended
                                                            June 30, 2004      June 30, 2004      June 30, 2004
                                                          ------------------ -----------------  ------------------
Investment Income
    Dividends and reclaims                                      $    669,871       $ 625,432 *      $  1,086,683
    Interest                                                          15,496             5,148             4,259
                                                                ------------      ------------      ------------

      Investment Income                                              685,367           630,580         1,090,942
                                                                ------------      ------------      ------------

Expenses
    Advisory, management and sub-advisory fees                     1,012,475           369,892           298,870
    Administration and accounting fees                               158,594           105,234            61,928
    Audit and legal fees                                             117,878            51,162            53,778
    Custodian fees                                                    33,194            68,711            13,591
    Transfer agent fees                                               33,822            34,354            39,836
    Trustee fees                                                      29,953            10,884             9,097
    Insurance                                                          9,384             3,522             2,766
    Printing                                                           8,485             3,550             2,497
    Federal and state registration fees                               10,458             9,546             8,664
    Offering costs                                                      --                --              22,267
    Dividend expense                                                    --                --             232,659
    Interest expense                                                    --              69,068
    Other                                                              1,000               200             1,385
                                                                ------------      ------------      ------------

        Total expenses before waivers                              1,415,243           657,055           816,406
        Less:  net waivers and advisor recoupments                  (222,442)          (75,097)          (36,713)
                                                                ------------      ------------      ------------

        Net expenses after waivers                                 1,192,801           581,958           779,693
                                                                ------------      ------------      ------------

Net investment income/(loss)                                        (507,434)           48,622           311,249
                                                                ------------      ------------      ------------

Net realized and unrealized gain/(loss) on investments,
foreign currency transactions and securities sold short
     Net realized gain/(loss) on:
        Investments                                               16,304,923         2,610,050         3,651,346
        Foreign currency transactions                                   --            (119,784)             --
        Securities sold short                                           --                --            (854,496)
        Reimbursement from former sub-advisor for
                investment transaction loss                           65,689              --                --

     Net change in unrealized appreciation/(depreciation) on:
        Investments                                                7,001,526         7,020,716           670,501
        Foreign currency transactions                                   --                 396              --
        Securities sold short                                           --                --             141,478
                                                                ------------      ------------      ------------

     Net realized and unrealized gain on investments,
     foreign currency transactions and
      securities sold short                                       23,372,138         9,511,378         3,608,829
                                                                ------------      ------------      ------------

Net increase in net assets resulting
                 from operations                                $ 22,864,704      $  9,560,000      $  3,920,078
                                                                ============      ============      ============





----------
*Net of foreign withholding taxes of $68,260.



    The accompanying notes are an integral part of the financial statements.


                                                    HILLVIEW INVESTMENT TRUST II
                                                Statements of Changes in Net Assets


                                                                                   International           Hillview/REMS Leveraged
                                                      Alpha Fund                     Alpha Fund                   REIT Fund
                                            ------------------------------  ----------------------------  --------------------------
                                                                                                                      For the Period
                                                                                                                        December 16,
                                                                                                                            2002*
                                            For the Fiscal  For the Fiscal  For the Fiscal For the Fiscal For the Fiscal  through
                                              Year Ended      Year Ended      Year Ended     Year Ended     Year Ended      June
                                             June 30, 2004   June 30, 2003  June 30, 2004  June 30, 2003   June 30, 2004  30, 2003
                                            --------------  --------------  -------------  -------------- -------------- -----------
Increase/(decrease) in net assets resulting from operations
    Net investment income/(loss)                $   (507,434) $   (402,887)  $     48,622  $     36,994  $    311,249  $    312,054
    Net realized gain/(loss) on investments,
     foreign currency transactions, and
     securities sold short                        16,370,612   (10,620,683)     2,490,266    (4,308,416)    2,796,850        22,932
    Net change in unrealized appreciation
       on investments, foreign currency
       transactions and securities
       sold short                                  7,001,526     9,394,688      7,021,112     1,158,971       811,979     1,371,512
                                                ------------  ------------   ------------  ------------  ------------  ------------

    Net increase/(decrease) in net
      assets resulting from operations            22,864,704    (1,628,882)     9,560,000    (3,112,451)    3,920,078     1,706,498
                                                ------------  ------------   ------------  ------------

Dividends and distributions to shareholders from:
    Net investment income                               --            --             --            --        (500,933)     (316,922)
    Net realized capital gains                          --            --             --            --        (668,697)       (4,000)
    Return of capital                                   --            --             --            --        (329,686)         --
                                                ------------  ------------   ------------  ------------  ------------  ------------

    Total dividends and
     distributions to shareholders                      --            --             --            --      (1,499,316)     (320,922)
                                                ------------  ------------   ------------  ------------  ------------  ------------

Capital Share Transactions (1):
    Shares issued from in-kind transfer
     (see Note 5)                                       --            --             --            --            --      11,924,035
    Proceeds from shares issued                    6,225,337     9,571,390      8,356,897     3,226,717     5,070,201     9,435,412
    Shares issued from reinvestment of
     cash distributions                                 --            --             --            --         969,847       267,743
    Cost of shares redeemed                      (13,288,179)  (17,561,166)    (3,424,124)   (4,828,398)   (6,306,158)     (617,223)
                                                ------------  ------------   ------------  ------------  ------------  ------------

    Net increase/(decrease) in net
      assets derived
    from capital share transactions               (7,062,842)   (7,989,776)     4,932,773    (1,601,681)     (266,110)   21,009,967
                                                ------------  ------------   ------------  ------------  ------------  ------------

    Total increase/(decrease) in net assets       15,801,862    (9,618,658)    14,492,773    (4,714,132)    2,154,652    22,395,543
                                                ------------  ------------   ------------  ------------  ------------  ------------

Net assets
    Beginning of period                           74,874,395    84,493,053     25,913,850    30,627,982    22,395,543             0
                                                ------------  ------------   ------------  ------------  ------------  ------------

    End of period (including
        accumulated net investment              $ 90,676,257  $ 74,874,395   $ 40,406,623  $ 25,913,850  $ 24,550,195  $ 22,395,543
                                                ============  ============   ============  ============  ============  ============

       loss of $(507,434) and $0, respectively for Alpha Fund, $(77,719) and $(126,341), respectively for International Alpha Fund and $(524,238) and$(4,868), respectively for Hillview/REMS Leveraged REIT Fund)

(1) Capital Shares Issued and Redeemed: Shares issued from in-kind transfer
        (see Note 5)                                    --            --             --            --            --         993,670
    Shares issued                                    576,554     1,230,550        779,979       407,752       365,193       791,515
    Shares issued from reinvestment
      of cash distributions                             --            --           70,147        21,995
    Shares redeemed                               (1,152,722)   (2,315,970)      (325,083)     (632,489)     (456,045)      (50,646)
                                                ------------  ------------   ------------  ------------  ------------  ------------
    Net Increase/(Decrease)                         (576,168)   (1,085,420)       454,896      (224,737)      (20,705)    1,756,534
                                                ============  ============   ============  ============  ============  ============




    The accompanying notes are an integral part of the financial statements.



                                        HILLVIEW INVESTMENT TRUST II
                                            Financial Highlights

                                                                (For a share outstanding throughout each period)
                                                                                  Alpha Fund
                                                  -----------------------------------------------------------------------------

                                                                                                                For the Period
                                                        For the               For the           For the         September 1, 2000*
                                                   Fiscal Year Ended      Fiscal Year Ended  Fiscal Year Ended     through
                                                     June 30, 2004         June 30, 2003     June 30, 2002      June 30, 2001
                                                  --------------------    ----------------   ---------------    ---------------
Per Share Operating Performance
Net asset value, beginning of period                            $9.18               $9.14            $10.58             $12.00
                                                  --------------------    ----------------   ---------------    ---------------

Net investment income/(loss)(1)                                 (0.07)              (0.05)(2)         (0.05)(2)          (0.05)(2)
Net realized and unrealized gain/(loss)
     on investments, foreign currency
     transactions and securities sold short                      2.85                0.09             (1.38)             (1.37)
                                                  --------------------    ----------------   ---------------    ---------------

Net increase/(decrease) in net
     assets resulting from operations                            2.78                0.04             (1.43)             (1.42)

Dividends and distributions to
    shareholders from:
Net investment income                                               -                   -                 -                  -
Net realized capital gains                                          -                   -             (0.01)                 -
Return of capital                                                   -                   -                 -                  -
                                                  --------------------    ----------------   ---------------    ---------------

Total dividends and
   distributions to shareholders                                    -                   -             (0.01)                 -

Net asset value, end of period                                 $11.96               $9.18             $9.14             $10.58
                                                  ====================    ================   ===============    ===============

Total return(3)                                                 30.28 %              0.44 %          (13.52)%           (11.83)% (4)

Ratio/Supplemental Data
Net assets, end of period
   (000's omitted)                                            $90,676             $74,874           $84,493           $103,909
Ratio of net expenses to
   average net assets(1)                                         1.34%               1.52%             1.30%              1.38% (5)
Ratio of gross expenses to
   average net assets                                            1.59%               1.77%             1.64%              1.75% (5)
Ratio of net investment income/(loss)
   to average net assets(1)                                     (0.57)%             (0.59)%           (0.54)%            (0.52) (5)
Portfolio turnover rate                                            80%                 59%              104%                76%



                                        HILLVIEW INVESTMENT TRUST II
                                            Financial Highlights



                                               (For a share outstanding throughout each period)
                                                           International Alpha Fund
                                      -------------------------------------------------------------------------

                                                                                              For the Period
                                          For the           For the             For the      September 7, 2000*
                                      Fiscal Year Ended Fiscal Year Ended  Fiscal Year Ended     through
                                       June 30, 2004     June 30, 2003       June 30, 2002     June 30, 2001
                                        -------------   ---------------    ----------------   -------------
Per Share Operating Performance
Net asset value, beginning of period           $8.36             $9.22              $10.47          $12.00
                                        -------------   ---------------    ----------------   -------------

Net investment income/(loss)(1)                 0.02              0.01 (2)            0.03 (2)        0.01
Net realized and unrealized gain/(loss)
     on investments, foreign currency
     transactions and securities sold short     2.99             (0.87)              (1.23)          (1.53)
                                        -------------   ---------------    ----------------   -------------

Net increase/(decrease) in net
     assets resulting from operations           3.01             (0.86)              (1.20)          (1.52)

Dividends and distributions to
    shareholders from:
Net investment income                              -                 -               (0.05)          (0.01)
Net realized capital gains                         -                 -                   -               -
Return of capital                                  -                 -                   -               -
                                        -------------   ---------------    ----------------   -------------

Total dividends and
   distributions to shareholders                   -                 -               (0.05)          (0.01)

Net asset value, end of period                $11.37             $8.36               $9.22          $10.47
                                        =============   ===============    ================   =============

Total return(3)                                36.01 %           (9.33)%            (11.49)%        (12.65)%(4)

Ratio/Supplemental Data
Net assets, end of period
   (000's omitted)                           $40,407           $25,914             $30,628         $37,873
Ratio of net expenses to
   average net assets(1)                        1.65%             2.04%               1.66%           1.63% (5)
Ratio of gross expenses to
   average net assets                           1.90%             2.29%               2.24%           2.17% (5)
Ratio of net investment income/(loss)
   to average net assets(1)                     0.14%             0.15%               0.28%           0.93% (5)
Portfolio turnover rate                          136%               82%                145%             76%




                                        HILLVIEW INVESTMENT TRUST II
                                            Financial Highlights



                                       (For a share outstanding throughout each period)
                                              Hillview/REMS Leveraged REIT Fund
                                           -------------------------------------
                                                For the       December 16, 2002*
                                           Fiscal Year Ended      through
                                              June 30, 2004     June 30, 2003
                                           ----------------- -------------------
Per Share Operating Performance
Net asset value, beginning of period               $12.75        $12.00
                                           ----------------- -------------------

Net investment income/(loss)(1)                      0.18          0.23
Net realized and unrealized gain/(loss)
     on investments, foreign currency
     transactions and securities sold short          2.08          0.76
                                           ----------------- -------------------

Net increase/(decrease) in net
     assets resulting from operations                2.26          0.99

Dividends and distributions to
    shareholders from:
Net investment income                               (0.29)        (0.24)
Net realized capital gains                          (0.39)            -
Return of capital                                   (0.19)            -
                                           ----------------- -------------------

Total dividends and
   distributions to shareholders                    (0.87)        (0.24)

Net asset value, end of period                     $14.14        $12.75
                                           ================= ===================

Total return(3)                                     18.07 %       8.37% (4)

Ratio/Supplemental Data
Net assets, end of period
   (000's omitted)                                $24,550       $22,396
Ratio of net expenses to
   average net assets(1)                             3.26%         2.88% (5)
Ratio of gross expenses to
   average net assets                                3.42%         3.65% (5)
Ratio of net investment income/(loss)
   to average net assets(1)                          1.30%         3.42% (5)
Portfolio turnover rate                                84%           27%



--------------
*     Commencement of operations
(1)   Includes effects of waivers and reimbursements. (2) Calculated using average shares outstanding.
(3)   Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions. For the fiscal year ended June 30, 2004, the Alpha Fund received a reimbursement from an affiliate for an investment transaction loss. This reimbursement increased the total return by 0.11%.
(4)   Not annualized. (5) Annualized.


                          Hillview Investment Trust II
                          Notes to Financial Statements
                                  June 30, 2004


1.       Organization

         Hillview Alpha Fund and Hillview International Alpha Fund are diversified series, along with Hillview/REMS Leveraged REIT Fund, a non-diversified series (collectively the "Funds") of Hillview Investment Trust II (the "Trust"), an open-end management investment company. The Trust is organized as a Delaware Statutory Trust. The Trust currently offers one class of shares, Class Y. Hillview Alpha Fund, Hillview International Alpha Fund and Hillview/REMS Leveraged REIT Fund commenced operations on September 1, 2000, September 7, 2000, and December 16, 2002, respectively.

         Costs incurred in connection with the organization of the Trust amounted to $94,088 for the Hillview/REMS Leveraged REIT Fund and were assumed by Real Estate Management Services Group, LLC ("REMS Group"), the sub-adviser to the Fund, prior to the commencement of operations. The organization costs of this Fund are subject to the expense limitation agreement described in Note 3.

2.       Significant Accounting Policies

         The following is a summary of significant accounting policies followed by the Trust.

         Security Valuation - Each Fund's securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available or may be deemed unreliable are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. With the approval of the Board of Trustees, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Hillview International Alpha Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures approved by the Board of Trustees.

         Investment Transactions and Investment Income - Investment transactions are accounted for on the date on which the order to buy or sell is executed. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Funds are notified.

         Expenses - Expenses directly attributable to a Fund are charged to that Fund. Other expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

         Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations. The Funds separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

         Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)
                                  June 30, 2004


         Dividends and Distributions - The Hillview Alpha Fund and the Hillview International Alpha Fund declare and pay dividends from net investment income, if any, at least annually to shareholders. The Hillview/REMS Leveraged REIT Fund pays dividends from net investment income quarterly. Distributions from net realized capital gains, if any, will be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

         Offering Costs - Certain costs incurred in connection with the initial offering of shares of the Hillview/REMS Leveraged REIT Fund amounted to $47,809. Such costs were deferred and are being amortized over 12 months following the commencement of operations.

         Foreign Withholding Taxes - Income received from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.

         Short Sales - A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Hillview/REMS Leveraged REIT Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. At June 30, 2004, the value of securities sold short amounted to $5,406,184 against which collateral of $9,134,418 was held. The collateral includes the deposits with brokers for securities sold short and certain long- term investments held long as shown in the Portfolio of Investments.

         When Issued - A security may be purchased on a when issued basis which is a security that has been authorized, but not yet issued.

         U.S. Federal Tax Status - No provision is made for U.S. federal income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes. Therefore, no provision for federal income taxes or excise taxes have been made.

         Risks and Concentrations - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

         In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)
                                  June 30, 2004


         The Funds' concentrated approach involves the risk of increased volatility due to fewer holdings. Because each sub-adviser invests in a limited number of securities, changes in the market value of a single issuer could affect the Funds' performance and net asset value more severely than if its holdings were more diversified. The Funds seek to reduce such risk through the use of multiple sub-advisers.

         The Hillview/REMS Leveraged REIT Fund concentrates its assets in the real estate industry. An investment in the fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

         Contractual Obligations - The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

3.       Transactions with Affiliates and Related Parties

Pursuant to an investment management agreement between the Trust and Hillview Advisors, Hillview Advisors will manage the Funds' business and investment affairs. Hillview Advisors serves as the investment manager for the Funds under the terms of its investment management agreements with the Trust ("Hillview Agreements"). For its services under the Hillview Agreements, Hillview Advisors receives an annual fee of 0.25% of each Fund's average daily net assets. Hillview Advisors voluntarily agreed to waive its fee through June 30, 2004 for the Hillview Alpha Fund and the Hillview International Alpha Fund. The Hillview/REMS Leveraged REIT Fund pays advisory fees to REMS Group pursuant to an investment advisory agreement with the Trust. Under the advisory agreement, the Advisor received a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended June 30, 2004, the gross advisory fee, advisory recoup, advisory waiver, and net advisory fees were $239,096, $1,331, $38,044 and $202,383, respectively. As of June 30, 2004, the Hillview/REMS Leveraged REIT Fund owed management and advisory fees of $5,019 to Hillview Advisors. Hillview Advisors may be reimbursed up to the amount of any previous payments pursuant to the agreements provided that the payments are reimbursed within three years of the original payment date and the combination of the Fund's Other Expenses and such reimbursements do not exceed the foregoing limitations. If actual Other Expenses are less than the stated contractual cap, and Hillview Advisors has recouped any eligible previous payments made, the Fund will be charged such lower expenses. REMS Group, the sub-adviser to the Hillview/REMS Leveraged REIT Fund has agreed to waive its fees and reimburse expenses to limit the expenses of the Hillview/REMS Leveraged REIT Fund so that total Fund operating expenses (not including brokerage commissions, taxes, interest, dividend expense on securities sold short and extraordinary expenses) ("Total Expenses") shall not exceed 2.00% of the Fund's average annual assets through October 31, 2004. REMS Group may be reimbursed the amount of any such payments provided that the payments are reimbursed within three years of the original payment date and the combination of the Fund's Total Expenses and such reimbursements do not cause the expense ratio of the Fund to exceed 2.00% of the Fund's average annual assets. If actual Total Expenses are less than 2.00% and REMS Group has recouped any eligible previous payments made, the Fund will be charged such lower expenses. Amounts subject to possible reimbursement as of June 30, 2004 were $83,594, $95,585 and $92,756 for the Hillview Alpha Fund, the Hillview International Alpha Fund, and the Hillview/REMS Leveraged REIT Fund, respectively. For the fiscal year ended June 30, 2004, Hillview Advisors investment advisory/management fees and waivers were as follows:



                                                           Gross
                                                    Advisory/Management                      Net Advisory/         Expenses
Fund                                                        Fees              Waivers       Management Fees        Recouped
----                                                        ----              -------       ---------------        --------
Hillview Alpha Fund                                      $222,442           $(222,442)             --                 --
Hillview International Alpha Fund                          88,300             (88,300)             --              $13,203
Hillview/REMS Leveraged REIT Fund                          59,774               --              $59,774               --


                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)
                                  June 30, 2004


         The Hillview Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview Alpha Fund's portfolio managed by each sub-adviser. Harris Associates L.P. ("Harris") receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages, 0.60% of the average daily net assets on the next $55 million, and 0.55% thereafter. Shaker Investments, Inc. ("Shaker Investments") received an annual sub-advisory fee of 1.00% of the average daily net assets of the portion of the Fund's portfolio it manages. Shaker Investments was terminated on
February 13, 2004 and, subsequently, replaced by Century Capital Management ("Century"). Century receives an annual sub-advisory fee of 0.96% of the average daily net assets of the Fund's portfolio is manages. Pzena Investment Management LLC ("Pzena") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $30 million of the portion of the Fund's portfolio it manages and 0.75% thereafter. Frontier Capital Management Company, LLC ("Frontier") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $25 million of the portion of the Fund's portfolio it manages and 0.75% of the average daily net assets thereafter. Ironwood Capital Management, LLC ("Ironwood") receives an annual sub-advisory fee of 0.75% of the average daily net assets of the first $25 million of the portion of the Fund's portfolio it manages and 0.60% of the average daily net assets thereafter. For the fiscal year ended June 30, 2004, investment sub-advisory fees were $161,526, $216,513, $156,250, and $121,950 for Harris, Pzena, Frontier, and Ironwood, respectively. For the period July 1, 2003 through February 13, 2004, Shaker Investments sub-advisory fees were $84,357. For the period February 14, 2004 through June 30, 2004, Century's investment sub-advisory fees were $49,437.

         The Hillview International Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview International Alpha Fund's portfolio managed by each sub-adviser. Harris receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $25 million of the portion of the Fund's portfolio it manages, 0.70% of the average daily net assets of the next $25 million, 0.60% of the average daily net assets of the next $50 million and 0.50% of the average daily net assets thereafter. BPI Global Asset Management LLP ("BPI") receives an annual sub-advisory fee of 0.80% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages, 0.60% of the average daily net assets on the next $30 million it manages, 0.50% of the average daily net assets of the next $50 million it manages, and a negotiable rate on amounts greater than $100 million that it manages. Deutsche Asset Management Investment Services, Ltd. ("Deutsche") received an annual sub-advisory fee of 0.60% of the average daily net assets on the first $50 million of the portion of the Fund's portfolio it managed and 0.55% of the average daily net assets thereafter. Deutsche was terminated on September 8, 2003. Pinnacle Associates Ltd. ("Pinnacle") receives an annual sub-advisory fee of 0.90% of the average daily net assets on the first $15 million of the portion of the Fund's portfolio it manages, 0.675% of the average daily net assets of the next $15 million it manages, and 0.45% of the average daily net assets thereafter. Pinnacle was hired on September 9, 2003. For the fiscal year ended June 30, 2004, investment sub-advisory fees were $100,338 and $97,893 for Harris and BPI, respectively. For the period July 1, 2003 through September 8, 2003, Deutsche's investment sub-advisory fees were $8,908. For the period September 9, 2003 through June 30, 2004, Pinnacle's investment sub-advisory fees were $74,454.

         As of June 30, 2004, two officers and/or senior management of Hillview Advisors held less than 1% of the outstanding shares of the Hillview International Alpha Fund. One officer/or senior management of Hillview Advisors held less than 1% of the outstanding shares of the Hillview Alpha Fund. Additionally, as of June 30, 2004, Hillview Advisors held less than 1% of the outstanding shares of the Hillview Alpha Fund.

         On May 24, 2004, the Hillview Alpha Fund recorded a receivable of $65,689 from former sub-advisor Nevis Capital Management, LLC due to a settlement ordered by the Securities and Exchange Commission as part of an administrative proceeding regarding failing to disclose IPO allocation practices to all of its clients. The Fund received payment of this receivable in August 2004.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)
                                  June 30, 2004


4.       Investment in Securities

       For the fiscal year ended June 30, 2004, aggregate purchases and sales of investment securities were as follows:

Fund                                                  Investment Securities
----                                                  ---------------------
                                                   Purchases            Sales
                                                   ---------            -----
Hillview Alpha Fund                               $68,140,314        $77,540,063
Hillview International Alpha Fund                  50,743,026         46,046,847
Hillview/REMS Leveraged REIT Fund*                 24,378,901         23,113,746

         * The amounts shown do not include purchases of $12,621,185 to cover short sales and proceeds of $13,989,913 from sales of short securities.

         The Funds did not purchase or sell any long-term US Government securities during the fiscal year ended June 30, 2004.

5.       In-Kind Subscription

         On December 16, 2002, Hillview/REMS Leveraged REIT Fund had an in-kind subscription valued at $11,924,035. The assets, which consisted of cash, receivables, and securities, were contributed on a tax-free basis. The securities acquired were valued at $10,606,239. The cost of these securities was $9,982,026 with a net unrealized appreciation of $624,213.


6.       Shareholder Concentrations

         As of June 30, 2004 two shareholders held approximately 87% of the outstanding shares of the Hillview Alpha Fund. As of June 30, 2004 one shareholder held approximately 81% of the outstanding shares of the Hillview International Alpha Fund. As of June 30, 2004 two shareholders held approximately 56% of the outstanding shares of the Hillview/REMS Leveraged REIT Fund. All five shareholders represent omnibus accounts, which are held on behalf of several individual shareholders none of whom individually hold more than 5% of the outstanding shares of the Fund.


7.       Directed Brokerage Agreement

         The Funds entered into an agreement with Fidelity Capital Markets ("FCM"), a brokerage services provider, whereby a portion of commissions earned by FCM on the Fund's security transactions would be paid to the Fund and recorded as short term capital gains. For the fiscal year ended June 30, 2004, the Funds received $49,414, $17,529, and $17,547 for Hillview Alpha, Hillview International Alpha and Hillview/REMS Leveraged REIT Funds, respectively.


8.       Proxy Voting

         Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 660-9418 and on the Commission's website at http://www.sec.gov.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)
                                  June 30, 2004

9.       Quarterly Portfolio Schedules

         The Trust will file its complete schedule of portfolio holdings with the Commission for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Trust's Forms N-Q will be available on the commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.      Federal Income Tax Information

         At June 30, 2004, for the Hillview Alpha Fund and Hillview International Fund and at December 31, 2003, for the Hillview/REMS Leveraged REIT Fund, Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:





                                                Federal Tax         Unrealized        Unrealized          Net Unrealized
Fund                                               Cost            Appreciation      Depreciation    Appreciation/Depreciation
----                                               ----            ------------      ------------    -------------------------
Hillview Alpha Fund                            $ 73,605,945        $ 17,573,992     $ (1,608,154)         $ 15,965,838
Hillview International Alpha Fund                34,448,836           7,709,500       (1,454,667)            6,254,833
Hillview/REMS Leveraged REIT Fund                21,463,016           4,533,641          (48,010)            4,485,631




         The tax year end for the Hillview/REMS Leveraged REIT Fund was December 31, 2003. At this time, the components of distributable earnings on a tax basis was as follows:



                                              Undistributed     Undistributed
Fund                                         Ordinary Income   Long-Term Gains
----                                         ---------------   ---------------
Hillview/REMS Leveraged REIT Fund                  --                --


         The tax year ends for the Hillview Alpha Fund and the Hillview International Alpha Fund is June 30, 2004. At this time, the components of distributable earnings on a tax basis were as follows:



                                             Undistributed     Undistributed
Fund                                        Ordinary Income   Long-Term Gains
----                                        ---------------   ---------------
Hillview Alpha Fund                                --           $ 4,243,190
Hillview International Alpha Fund                  --                --


         At June 30, 2004, the Funds had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:




                                                                         Expiring June 30,
                                         -----------------------------------------------------------------------------
Fund                                          2009            2010             2011            2012            Total
----                                          ----            ----             ----            ----            -----
Hillview International Alpha Fund           $ 52,049      $ 3,064,370      $ 4,957,236       $ 27,089      $ 8,100,744


                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)
                                  June 30, 2004


         Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended June 30, 2003, the Alpha Fund incurred post-October capital losses of $6,213,847. For the year ended June 30, 2003, the International Alpha Fund incurred post-October currency and capital losses of $46,318 and $2,423,562, respectively. For the year ended December 31, 2003, the Hillview/REMS Leveraged REIT Fund incurred post-October capital losses of $294,847. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

         The tax character of dividends and distributions paid during the last two fiscal years or periods were as follows:


                                     Ordinary   Long-Term Return of
Fund                                  Income     Gains     Capital    Total
----                                  ------     -----     -------    -----
Hillview Alpha Fund
                   2004                --          --        --         --
                   2003                --          --        --         --

Hillview International Alpha Fund
                   2004                --          --        --         --
                   2003                --          --        --         --

Hillview/REMS Leveraged REIT Fund*
                   2003             $725,220    $223,101  $481,729   $1,430,050
                   2002               38,675       4,000     1,146       43,821
*Based on a December 31 tax year end


11.      Reclass of Capital Accounts

         For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset values of the Fund.

         For the tax year ended December 31, 2003, the Hillview/REMS Leveraged REIT Fund recorded the following permanent reclassifications to increase/(decrease) the accounts listed below which arose primarily from non-deductible current net operating losses and investments in REITs:



                                                                  Accumulated                 Accumulated
                                         Undistributed            net realized               net unrealized        Additional
                                        net investment            gain/(loss)                apprec/(deprec)        Paid-in
                                         income (loss)           on investments              on investments         Capital
                                         -------------           --------------              --------------         -------
Hillview/REMS Leveraged REIT Fund           $(7,062)                $145,442                     $65,068          $(203,448)


                          Hillview Investment Trust II
                    Notes to Financial Statements (Concluded)
                                  June 30, 2004




         For the tax year ended June 30, 2004, the Hillview Alpha and Hillview International Alpha Funds recorded the following permanent reclassifications to increase/(decrease) the accounts listed below. These differences arose primarily from non-deductible current net operating losses, treatment of foreign currency transactions, investments in passive foreign investment companies and investments in REITS.



                                                              Accumulated       Accumulated
                                         Undistributed       net realized      net unrealized     Additional
                                         net investment       gain/(loss)      apprec/(deprec)     Paid-in
                                          income (loss)      on investments    on investments      Capital
                                          -------------      --------------    --------------      -------

Hillview Alpha Fund                        $ 507,434             -----             -----          $(507,434)

Hillview International Alpha Fund             44,367          $(44,367)            -----             -----



12.  Additional Information


         On May 18, 2004, the Trust by action if its Board of Trustees upon the recommendation of its Audit Committee engaged Deloitte and Touche, LLP as the independent registered public accounting firm to audit the Trust's financial statements for the fiscal year ending June 30, 2004. During the Trust's fiscal year ended June 30, 2003, the Trust has not consulted Deloitte & Touche, LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said item 304).

             Report of Independent Registered Public Accounting Firm



To the Shareholders and Board of Trustees of Hillview Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hillview Investment Trust II (the "Funds"), including the Alpha Fund, International Alpha Fund and Hillview/REMS Leveraged REIT Fund, as of June 30, 2004 and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2003 and the financial highlights of the Funds for the periods ended June 30, 2001, June 30, 2002 and June 30, 2003 were audited by other auditors whose report, dated August 26, 2003, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
August 16, 2004

                          Hillview Investment Trust II
                     Shareholder Tax Information (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (June 30, 2004) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended June 30, 2004, the following dividends and distributions per share were paid by each of the Funds:



                                            Ordinary Income        Capital Gains        Return of Capital
                                            ---------------        -------------        -----------------
Fund
----

Hillview Alpha Fund                               ----                 ----                    ----
Hillview International Alpha Fund                 ----                 ----                    ----
Hillview/REMS Leveraged REIT Fund*               $0.20                $0.39                   $0.28

*Based on December 31, 2003 tax year end.

The percentage of total ordinary income dividends from the Hillview/REMS Leveraged REIT Fund qualifying for the corporate dividends received deduction is 0%.

These amounts were reported to shareholders as income in 2003. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2005.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                          Hillview Investment Trust II


FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 342-6280.

----------------------- ---------------------- ------------------------------- ----------- ------------------

                                                                               Number of
                                                                               Portfolios
                                                                                in Fund
                                                                                Complex         Other
 Name, (DOB), Address      Term of Office                                       Overseen    Trusteeships/
         and                     and                Principal Occupation(s)        by        Directorships
Position(s) with Trust  Length of Time Served         During Past 5 Years       Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------------
                                          DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert M. Bowen         o    Indefinite--      Mr. Bowen retired as a Manager        3     Director,
D.O.B.: 1/11/37              until successor   of Consulting and Executive Vice            Admirality Point
c/o Hillview Capital         is elected        President of Callan Associates,             Association
Advisors                o    Since 11/2002     Inc. (global investment                     (condominium
700 The Times Building                         consulting) in 2001.                        association).
Ardmore, PA 19003
Trustee

----------------------- ---------------------- ---------------------------------- -------- ------------------
Richard D. Driscoll     o    Indefinite--      Mr. Driscoll retired as Chairman      3     Chairman,
D.O.B.:  4/17/31             until successor   and CEO of Bank of New England              Charlesbank
c/o Hillview Capital         is elected.       N.A. in 1990, after 33 years                Homes; Vice
Advisors                o    Since             with the firm. He then served as            Chairman,
700 The Times Building       inception.        President and Chief Executive               Massachusetts
Ardmore, PA  19003                             Officer of the Massachusetts                Business
Trustee                                        Bankers Association until 1997.             Development
                                                                                           Corp.;
                                                                                           President,
                                                                                           Holyhood
                                                                                           Cemetery
                                                                                           Association.
----------------------- ---------------------- ---------------------------------- -------- ------------------
Richard W. Hutson       o    Indefinite        Mr. Hutson retired as a Senior        3     Trustee,
D.O.B.:  9/30/38             -until            Principal of Hewitt Associates              European
c/o Hillview Capital         successor is      LLC (consulting) in 1996, after             Investors Inc.
Advisors                     elected.          32 years with the firm.                     Realty
700 The Times Building  o    Since                                                         Securities
Ardmore, PA  19003           inception.                                                    Trust; Director,
Trustee                                                                                    Harris Bank
                                                                                           Libertyville;
                                                                                           Director, Wells
                                                                                           Manufacturing
                                                                                           Co.; Chairman,
                                                                                           Ball State
                                                                                           University
                                                                                           Foundation.
----------------------- ---------------------- ---------------------------------- -------- ------------------
Robert W. Uek           o    Indefinite        Mr. Uek retired from                  3     Trustee, T.T.
D.O.B.:  5/18/41             -until            PricewaterhouseCoopers LLP in               International
c/o Hillview Capital         successor is      1999, where he had been a                   Funds; Board of
Advisors                     elected.          partner specializing in the                 Overseers, New
700 The Times Building  o    Since             investment management industry,             England
Ardmore, PA  19003           inception.        and had served as Chairman of               Aquarium;
Trustee                                        legacy Coopers & Lybrand's                  Trustee,
                                               Global Investment Management                Anatolia College
                                               Industry Group.                             (Thessaloniki,
                                                                                           Greece);
                                                                                           Trustee, Pelican
                                                                                           Bay Foundation;
                                                                                           Trustee, Raymond
                                                                                           Moore Foundation.
----------------------- ---------------------- ---------------------------------- -------- ------------------





                                        Hillview Investment Trust II

                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
David M. Spungen        o    Indefinite        Mr. Spungen is Managing Director      3     None
(Managing Director of        -until            of Hillview Capital Advisors.
Hillview Capital             successor is      Prior to 1999, he was a
Advisors)                    elected.          Principal of CMS Companies
D.O.B.:  10/26/61       o    Since             (investment firm).
c/o Hillview Capital         inception.
Advisors
700 The Times Building
Ardmore, PA  19003
Trustee

----------------------- ---------------------- ---------------------------------- -------- ------------------
                                       OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Lisa Ploschke           o    Indefinite        Ms. Ploschke joined Hillview         N/A    N/A
D.O.B.:  8/16/65             -until            Capital Advisors in October 2003
c/o Hillview Capital         successor is      as an Investment Administration
Advisors                     elected.          and Operations Manager.  From
700 The Times Building                         April 2000 to October 2003, she
Ardmore, PA  19003                             was a Financial Analyst for
                                               Xerox Services and from June
o    Secretary          o    2/2004            1999 to March 2000, she was an
                                               Office Manager/Administrative
                                               Assistant for Stein Feldman &
                                               Associates (accounting).
----------------------- ---------------------- ---------------------------------- -------- ------------------
Joseph A. Bracken       o    Indefinite        Mr. Bracken is Chief Operating       N/A     N/A
D.O.B.:  10/20/66            -until            Officer of Hillview Capital
c/o Hillview Capital         successor is      Advisors.  Prior to April 1999,
Advisors                     elected.          he was Director of Client
700 The Times Building                         Services of CMS Companies
Ardmore, PA  19003                             (investment firm).

o     Treasurer         o    6/2000

----------------------- ---------------------- ---------------------------------- -------- ------------------
Gary Sobelman           o    Indefinite        Mr. Sobelman is a Managing           N/A    N/A
D.O.B.:  4/8/63              -until            Director of Hillview Capital
c/o Hillview Capital         successor is      Advisors.  Prior to 1999, he was
Advisors                     elected.          a Principal of CMS Companies
700 The Times Building                         (investment firm).
Ardmore, PA  19003

o     Vice President    o    2/2003
----------------------- ---------------------- ---------------------------------- -------- ------------------


Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Robert W. Uek is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.



Item 4. Principal Accountant Fees and Services.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,000 for FY 2004 and $89,000 for FY 2003.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,300 for FY 2004 and $5,900 for FY 2003.

     These audit-related fees were for out of pocket expenses related to the fiscal year audits for 2004 and 2003.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6000.

     These tax fees were billed for preparing, reviewing and signing the tax returns for the funds.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          In accordance with Registrant's Audit Committee Charter:

          Before an auditor is engaged by the Fund to render audit services, the Committee shall review and approve the engagement;

          The Committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Fund employ its auditor to render "permissible non-audit services" to the Fund. (A "permissible non-audit service" is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (an "Adviser-affiliated service provider"), employ the Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Fund. As a part of its review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence (see also "Delegation" below);

          Permitted non-audit services are not required to be pre-approved in accordance with this section, provided:

          1. such services were not recognized by the Fund at the time of the engagement to perform non-audit services and such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below); and

          2. with respect to the Fund, the aggregate amount of all such permissible non-audit services provided to the Fund constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund during the fiscal year in which the services are provided; and

          3. with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Fund, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

          Delegation. The Committee may, by resolution, delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Fund, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider, provided that the cost of such services does not exceed $10,000. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the appropriate officers of the Fund, who will ensure that the appropriate disclosure is made in the Fund's periodic reports and other documents as required under the federal securities laws.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) 100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $ 0.

     (h)  Not applicable.



Item 5. Audit Committee of Listed registrants.

Not applicable.


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Item 6. Schedule of Investments

Not yet applicable.



Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.



Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.



Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


Item 10. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.


     (b)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              Hillview Investment Trust II
            ------------------------------------------------------------------

By (Signature and Title)*  /s/ David M. Spungen
                         -----------------------------------------------------
                           David M. Spungen, President
                           (principal executive officer)

Date                       August 31, 2004
    --------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ David M. Spungen
                         -----------------------------------------------------
                           David M. Spungen, President
                           (principal executive officer)

Date                       August 31, 2004
    --------------------------------------------------------------------------

By (Signature and Title)*  /s/ Joseph A. Bracken
                         -----------------------------------------------------
                           Joseph A. Bracken, Treasurer
                           (principal financial officer)

Date                       August 31, 2004
    --------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.